Exhibit 99.2
UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF NEW YORK

In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	31-Mar-09

	Federal Tax I.D. #:	22-3680505
CORPORATE MONTHLY OPERATING REPORT
File with the Court and submit a copy to the United States Trustee within 30 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached

Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Account Information	MOR-1a	x
Copies of bank statements			x
Cash disbursements journals			x
Statement of Operations (Income Statement)	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt			x
Copies of tax returns filed during reporting period			x
Summary of Unpaid Post-petition Debts	MOR-4		x
Listing of Aged Accounts Payable			x
Accounts Receivable Reconciliation and Aging	MOR-5		x
Taxes Reconciliation and Aging	MOR-5		x
Payments to Insiders and Professional	MOR-6		x
Post Petition Secured Notes Adequate Protection Payments	MOR-6		x
Debtor Questionnaire	MOR-7	x
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Kenneth A. Hiltz	4/30/2009

Signature of Authorized Individual*	Date

Kenneth A. Hiltz

Printed Name of Authorized Individual

Chief Financial Officer

Title

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Legal Entities

In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	31-Mar-09

	Federal Tax I.D. #:	22-3680505
Listing of Debtor Entities and Notes to the Monthly Operating Report
GENERAL:
The report includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number

BearingPoint, Inc.	09-10691 (REG)
BearingPoint Americas, Inc.	09-10693 (REG)
BearingPoint BG, LLC	09-10694 (REG)
BearingPoint Enterprise Holdings, LLC	09-10695 (REG)
BearingPoint Global Operations, Inc.	09-10697 (REG)
BearingPoint International I, Inc.	09-10698 (REG)
BearingPoint Israel, LLC	09-10699 (REG)
BearingPoint Puerto Rico, LLC	09-10700 (REG)
BearingPoint South Pacific, LLC	09-10702 (REG)
BearingPoint Southeast Asia LLC	09-10703 (REG)
BearingPoint Technology Procurement Services, LLC	09-10704 (REG)
BearingPoint USA, Inc.	09-10705 (REG)
BearingPoint, LLC	09-10692 (REG)
i2 Mid Atlantic LLC	09-10706 (REG)
i2 Northwest LLC	09-10707 (REG)
Metrius, Inc.	09-10708 (REG)
OAD Acquisition Corp.	09-10709 (REG)
OAD Group, Inc.	09-10710 (REG)
BE New York Holdings, Inc.	09-10690 (REG)
Peloton Holdings, L.L.C.	09-10711 (REG)
Softline Acquisition Corp.	09-10712 (REG)
Softline Consulting & Integrators, Inc.	09-10713 (REG)
BearingPoint Russia, LLC	09-10701 (REG)
BearingPoint Global, Inc.	09-10696 (REG)
Notes to the MOR:
This Monthly Operating Report (“MOR”) has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Bankruptcy Cases and is in a format acceptable to the U.S. Trustee. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with generally accepted accounting principles (“GAAP”) in the United States. The financial statements presented in MOR-2 and MOR-3 do not include elimination entries for intercompany balances related to Debtor or non-debtor affiliates nor do investment in subsidiary balances properly reflect the equity method of accounting for income or loss from Debtor and non-debtor affiliates. Accordingly, this MOR should not be used for investment purposes.
Notes to MOR 1-a:
All amounts listed are the Bank Balances as of the end of the month.
Copies of the bank statements and cash disbursement journals were not included with the MOR, these items will be made available upon request.
Notes to MOR 2 & 3:
Any changes to prior period balances will be reflected in the current month MOR.
Notes to MOR 4:
BearingPoint, Inc. and its related debtors received an order which allowed the payment of pre-petition sales and use taxes. The tax rollforward will reflect only post-petition taxes.
Due to the volume of transactions related to tax returns and payments, these items will be made available upon request.
BearingPoint, Inc. and its related debtors are current on all post-petition payments other than disputes that arise in the ordinary course of business.
Notes to MOR 5:
BearingPoint, Inc. and its related debtors believe that the information as disclosed in MOR-3 appropriately summarizes the ending accounts receivable balances.
Due to the volume of transactions related to customer billings and payments, these items will be made available upon request.
Notes to MOR 6:
BearingPoint, Inc. and its related debtors believe the various motions, filings, and orders that occur with the U.S. Bankruptcy Courts on a regular basis and are retained on the information website dedicated to BearingPoint, Inc. and its related debtors achieve the disclosure requirement of this MOR.

MOR -1

In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	31-Mar-09

	Federal Tax I.D. #:	22-3680505
Schedule of Cash Receipts and Disbursements
(Amounts in $’s)
TIME PERIOD: 3/1/2009 — 3/31/2009

Debtor	Case Number	Cash Receipts	Disbursements	Total

BearingPoint, Inc.	09-10691 (REG)	$158,933,090	$(117,706,037)	$41,227,053
BearingPoint Americas, Inc.	09-10693 (REG)	681	(29,395)	(28,714)
BearingPoint BG, LLC	09-10694 (REG)	—	—	—
BearingPoint Enterprise Holdings, LLC	09-10695 (REG)	—	—	—
BearingPoint Global Operations, Inc.	09-10697 (REG)	—	(437,098)	(437,098)
BearingPoint International I, Inc.	09-10698 (REG)	—	—	—
BearingPoint Israel, LLC	09-10699 (REG)	—	—	—
BearingPoint Puerto Rico, LLC	09-10700 (REG)	—	—	—
BearingPoint South Pacific, LLC	09-10702 (REG)	—	—	—
BearingPoint Southeast Asia LLC	09-10703 (REG)	—	(1,864)	(1,864)
BearingPoint Technology Procurement Services, LLC	09-10704 (REG)	272,590	(15,112)	257,478
BearingPoint USA, Inc.	09-10705 (REG)	—	—	—
BearingPoint, LLC	09-10692 (REG)	—	(14,355,135)	(14,355,135)
i2 Mid Atlantic LLC	09-10706 (REG)	—	—	—
i2 Northwest LLC	09-10707 (REG)	—	—	—
Metrius, Inc.	09-10708 (REG)	—	—	—
OAD Acquisition Corp.	09-10709 (REG)	—	—	—
OAD Group, Inc.	09-10710 (REG)	—	—	—
BE New York Holdings, Inc.	09-10690 (REG)	—	—	—
Peloton Holdings, L.L.C.	09-10711 (REG)	—	—	—
Softline Acquisition Corp.	09-10712 (REG)	—	—	—
Softline Consulting & Integrators, Inc.	09-10713 (REG)	—	(3)	(3)
BearingPoint Russia, LLC	09-10701 (REG)	—	—	—
BearingPoint Global, Inc.	09-10696 (REG)	—	—	—
Note: Cash disbursements and receipts related to intercompany transfers among Debtor entities are not included in this schedule. Accordingly, net cash activity will not agree to the change in bank statement balances as presented in MOR-1a.

MOR-1a

In re BearingPoint, Inc.	Case No. (Jointly Administered): Reporting Period:	09-10691 (REG) 31-Mar-09

	Federal Tax I.D. #:	22-3680505
Bank Account Information
(Amounts in $’s)

Legal Entity	Case Number	Bank Name / Account	Bank Balance

BearingPoint, Inc.	09-10691 (REG)	AFGHANISTAN INTERNATIONAL BANK; ACCOUNT # ************8414 (USD); IMPREST ACCOUNT: AFGHANISTAN	425,567

BearingPoint, Inc.	09-10691 (REG)	AFGHANISTAN INTERNATIONAL BANK; ACCOUNT # ************8417 (AFN); IMPREST ACCOUNT: AFGHANISTAN	144

BearingPoint, Inc.	09-10691 (REG)	AFGHANISTAN INTERNATIONAL BANK; ACCOUNT # ************8422 (USD); IMPREST ACCOUNT: AFGHANISTAN	170,281

BearingPoint, Inc.	09-10691 (REG)	AFGHANISTAN INTERNATIONAL BANK; ACCOUNT # ************8425 (AFN); IMPREST ACCOUNT: AFGHANISTAN	—

BearingPoint, Inc.	09-10691 (REG)	BANK OF AMERICA; ACCOUNT # ******5962	—

BearingPoint, Inc.	09-10691 (REG)	BANK OF CYPRUS, CYPRUS; ACCOUNT # **********4806 (USD); IMPREST ACCOUNT: CYPRUS	12,803

BearingPoint, Inc.	09-10691 (REG)	BANK OF CYPRUS, CYPRUS; ACCOUNT # **********6100 (EUR); IMPREST ACCOUNT: CYPRUS	16,660

BearingPoint, Inc.	09-10691 (REG)	BANK OF NEW YORK ; ACCOUNT # **5*3100	7,684,799

BearingPoint, Inc.	09-10691 (REG)	BANK OF NEW YORK ; ACCOUNT # **7*3100	174

BearingPoint, Inc.	09-10691 (REG)	CITIBANK, AMMAN, JORDAN; ACCOUNT # *****9001 (JOD); IMPREST ACCOUNT: JORDAN	74,240

BearingPoint, Inc.	09-10691 (REG)	CITIBANK, AMMAN, JORDAN; ACCOUNT # *****9028 (JOD); IMPREST ACCOUNT: JORDAN	8,023

BearingPoint, Inc.	09-10691 (REG)	CITIBANK, AMMAN, JORDAN; ACCOUNT # *****9036 (JOD); IMPREST ACCOUNT: JORDAN	98,988

BearingPoint, Inc.	09-10691 (REG)	CITIBANK, AMMAN, JORDAN; ACCOUNT # *****9109 (USD); IMPREST ACCOUNT: JORDAN	30,488

BearingPoint, Inc.	09-10691 (REG)	CITIBANK, AMMAN, JORDAN; ACCOUNT # *****9206 (USD); IMPREST ACCOUNT: JORDAN	9,008

BearingPoint, Inc.	09-10691 (REG)	CITIBANK, AMMAN, JORDAN; ACCOUNT # *****9214 (USD); IMPREST ACCOUNT: JORDAN	22,043

BearingPoint, Inc.	09-10691 (REG)	CITIBANK, NEW YORK, NY; ACCOUNT # *****375 (USD); IMPREST ACCOUNT: CYPRUS	133,415

BearingPoint, Inc.	09-10691 (REG)	CITIBANK, NY; ACCOUNT # ****944 (USD); IMPREST ACCOUNT: USA	377,607

BearingPoint, Inc.	09-10691 (REG)	CITIBANK-DELAWARE; ACCOUNT # ****3683	1,933,289

MOR-1a

In re BearingPoint, Inc.	Case No. (Jointly Administered): Reporting Period:	09-10691 (REG) 31-Mar-09

	Federal Tax I.D. #:	22-3680505
Bank Account Information
(Amounts in $’s)

Legal Entity	Case Number	Bank Name / Account	Bank Balance

BearingPoint, Inc.	09-10691 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****2993	2,814

BearingPoint, Inc.	09-10691 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3048	25,706

BearingPoint, Inc.	09-10691 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3056	1,504

BearingPoint, Inc.	09-10691 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3072	19,841

BearingPoint, Inc.	09-10691 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3195	51,439

BearingPoint, Inc.	09-10691 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3232	14,271

BearingPoint, Inc.	09-10691 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3339	494

BearingPoint, Inc.	09-10691 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3480	2,280

BearingPoint, Inc.	09-10691 (REG)	COMMERCIAL INTERNATIONAL BANK, CAIRO, EGYPT; ACCOUNT # ******0196 (EGP); IMPREST ACCOUNT: EGYPT	142,974

BearingPoint, Inc.	09-10691 (REG)	COMMERCIAL INTERNATIONAL BANK, CAIRO, EGYPT; ACCOUNT # ******0331 (USD); IMPREST ACCOUNT: EGYPT	216,988

BearingPoint, Inc.	09-10691 (REG)	DEMIRKYRGYSTAN INTERNATIONAL BANK, KYRGYSTAN; ACCOUNT # ******************2057 (KGS); IMPREST ACCOUNT: KYRGYSTAN	172

BearingPoint, Inc.	09-10691 (REG)	DEMIRKYRGYSTAN INTERNATIONAL BANK, KYRGYSTAN; ACCOUNT # ******************2057 (USD); IMPREST ACCOUNT: KYRGYSTAN	86,115

BearingPoint, Inc.	09-10691 (REG)	GOLDMAN SACHS; ACCOUNT # *******7238	82,279,041

BearingPoint, Inc.	09-10691 (REG)	MELLON BANK; ACCOUNT # ***2172	15,101

BearingPoint, Inc.	09-10691 (REG)	MELLON BANK; ACCOUNT # ***3905	7,772

BearingPoint, Inc.	09-10691 (REG)	MELLON BANK; ACCOUNT # ***5760	1,915,559

BearingPoint, Inc.	09-10691 (REG)	MELLON BANK; ACCOUNT # ***9221	—

BearingPoint, Inc.	09-10691 (REG)	PNC BANK; ACCOUNT # ******2268	5,140

BearingPoint, Inc.	09-10691 (REG)	PODGORICKA BANKA AD PODGORICA, SERBIA AND MONTENEGRO; ACCOUNT # *********0690; IMPREST ACCOUNT: MONTENEGRO	—

BearingPoint, Inc.	09-10691 (REG)	RAIFFEISEN BANK OF KOSOVO, PRISTINE, KOSOVO; ACCOUNT # ************3203 (LOCAL); IMPREST ACCOUNT: KOSOVO	128,790

BearingPoint, Inc.	09-10691 (REG)	RAIFFEISEN BANK DD BIH, SARAJEVO, BOSNIAHERZEGOVINA; ACCOUNT # *************3000; IMPREST ACCOUNT: BOSNIA	177,227

BearingPoint, Inc.	09-10691 (REG)	RAIFFEISEN BANK DD BIH, SARAJEVO, BOSNIAHERZEGOVINA; ACCOUNT # *************1000; IMPREST ACCOUNT: BOSNIA	29,461

BearingPoint, Inc.	09-10691 (REG)	SUNTRUST; ACCOUNT # *********9360	6,974

MOR-1a

In re BearingPoint, Inc.	Case No. (Jointly Administered): Reporting Period:	09-10691 (REG) 31-Mar-09

	Federal Tax I.D. #:	22-3680505
Bank Account Information
(Amounts in $’s)

Legal Entity	Case Number	Bank Name / Account	Bank Balance

BearingPoint, Inc.	09-10691 (REG)	UNIBANK COMMERCIAL BANK; ACCOUNT # ********3812USD01; IMPREST ACCOUNT: AZERBAIJAN	—

Softline Consulting & Integrators, Inc.	09-10713 (REG)	UNION BANK OF CALIFORNIA; ACCOUNT # *****11688	7,261

BearingPoint USA, Inc.	09-10705 (REG)	MELLON BANK; ACCOUNT # ***2629	—

BearingPoint Technology Procurement Services, LLC	09-10704 (REG)	CITIBANK — DELAWARE; ACCOUNT # ****9129	—

BearingPoint Technology Procurement Services, LLC	09-10704 (REG)	MELLON BANK; ACCOUNT # ***5788	—

BearingPoint Technology Procurement Services, LLC	09-10704 (REG)	PNC BANK; ACCOUNT # ******9814	—

BearingPoint Southeast Asia LLC	09-10703 (REG)	BANK OF AMERICA, TAIPEI BRANCH; ACCOUNT # ****9019	24,612

BearingPoint Southeast Asia LLC	09-10703 (REG)	BANK OF AMERICA, TAIPEI BRANCH; ACCOUNT # ****9035	243,159

BearingPoint Puerto Rico, LLC	09-10700 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3224	53,609

BearingPoint Israel, LLC	09-10699 (REG)	U BANK, ISREAL; ACCOUNT # 2-69865; IMPREST ACCOUNT: RUSSIA	—

BearingPoint Global Operations, Inc.	09-10697 (REG)	HDFC BANK LTD., NEW DELHI,1 INDIA; ACCOUNT # *********0179 (INR); IMPREST ACCOUNT: INDIA	65,782

BearingPoint Global Operations, Inc.	09-10697 (REG)	JSC SB “RBS (KAZAKHSTAN)”; ACCOUNT # ***5893 (KZT); IMPREST ACCOUNT: KAZAKHSTAN	23,043

BearingPoint Global Operations, Inc.	09-10697 (REG)	JSC SB “RBS (KAZAKHSTAN)”; ACCOUNT # ***5893 (USD); IMPREST ACCOUNT: KAZAKHSTAN	52,024

BearingPoint Global Operations, Inc.	09-10697 (REG)	OJSC “TAJIKSODIROTBONK”, DUSHANBE, TAJIKISTAN; ACCOUNT # ****************1288 (TAJIK); IMPREST ACCOUNT: TAJIKISTAN	2,781

BearingPoint Global Operations, Inc.	09-10697 (REG)	OJSC “TAJIKSODIROTBONK”, DUSHANBE, TAJIKISTAN; ACCOUNT # ****************1288 (USD); IMPREST ACCOUNT: TAJIKISTAN	51,469

BearingPoint Global Operations, Inc.	09-10697 (REG)	RAIFFESENBANK, BELGRADE, SERBIA; ACCOUNT # ******************1105; IMPREST ACCOUNT: SERBIA	44

BearingPoint Global Operations, Inc.	09-10697 (REG)	RAIFFESENBANK, BELGRADE, SERBIA; ACCOUNT # ******************1538; IMPREST ACCOUNT: SERBIA	122,717

BearingPoint Global Operations, Inc.	09-10697 (REG)	UNIBANK COMMERCIAL BANK; ACCOUNT # ********3803AZN63 (AZN); IMPREST ACCOUNT: AZERBAIJAN	3,855

MOR-1a

In re BearingPoint, Inc.	Case No. (Jointly Administered): Reporting Period:	09-10691 (REG) 31-Mar-09

	Federal Tax I.D. #:	22-3680505
Bank Account Information
(Amounts in $’s)

Legal Entity	Case Number	Bank Name / Account	Bank Balance

BearingPoint Global Operations, Inc.	09-10697 (REG)	UNIBANK COMMERCIAL BANK; ACCOUNT # ********3813USD63 (USD); IMPREST ACCOUNT: AZERBAIJAN	8,750

BearingPoint Americas, Inc.	09-10693 (REG)	BANCO DE BOGOTÁ; ACCOUNT # 49084510	264,925

BearingPoint, LLC	09-10692 (REG)	CITIBANK, MOSCOW, RUSSIA; ACCOUNT # *****2006 (USD); IMPREST ACCOUNT: RUSSIA	—

BearingPoint, LLC	09-10692 (REG)	CITIBANK, MOSCOW, RUSSIA; ACCOUNT # *****2014 (RUB); IMPREST ACCOUNT: RUSSIA	15

BearingPoint, LLC	09-10692 (REG)	CITIBANK, MOSCOW, RUSSIA; ACCOUNT # *****8008 (USD); IMPREST ACCOUNT: RUSSIA	5,449

BearingPoint, LLC	09-10692 (REG)	CITIBANK, MOSCOW, RUSSIA; ACCOUNT # *****8016 (RUB); IMPREST ACCOUNT: RUSSIA	6

BearingPoint, LLC	09-10692 (REG)	CITIBANK, MOSCOW, RUSSIA; ACCOUNT # *****8024 (KTYPE); IMPREST ACCOUNT: RUSSIA	96,784

BearingPoint, LLC	09-10692 (REG)	CITIBANK, NAIROBI, KENYA; ACCOUNT # ******1001 (KES); IMPREST ACCOUNT: KENYA	561

BearingPoint, LLC	09-10692 (REG)	CITIBANK, NAIROBI, KENYA; ACCOUNT # ******1015 (USD); IMPREST ACCOUNT: KENYA	—

BearingPoint, LLC	09-10692 (REG)	CITIBANK, NAIROBI, KENYA; ACCOUNT # ******1023 (KES); IMPREST ACCOUNT: SUDAN	3,712

BearingPoint, LLC	09-10692 (REG)	CITIBANK, NAIROBI, KENYA; ACCOUNT # ******1031 (USD); IMPREST ACCOUNT: SUDAN	136,998

BearingPoint, LLC	09-10692 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3187	200,000

BearingPoint, LLC	09-10692 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3275	178,320

BearingPoint, LLC	09-10692 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3363	847,465

BearingPoint, LLC	09-10692 (REG)	KENYA COMMERCIAL BANK KENYA; ACCOUNT # ********8429 (USD); IMPREST ACCOUNT: SUDAN	54,220

BearingPoint, LLC	09-10692 (REG)	KENYA COMMERCIAL BANK SUDAN; ACCOUNT # ********3872 (SDG); IMPREST ACCOUNT: SUDAN	373

BearingPoint, LLC	09-10692 (REG)	KENYA COMMERCIAL BANK SUDAN; ACCOUNT # ********9710 (USD) ; IMPREST ACCOUNT: SUDAN	19,642

BearingPoint, LLC	09-10692 (REG)	PNC BANK; ACCOUNT # ******0453	243,749

BearingPoint, LLC	09-10692 (REG)	PNC BANK; ACCOUNT # ******2977	190,569

BearingPoint, LLC	09-10692 (REG)	PNC BANK; ACCOUNT # ******5672/5082	576

MOR-1a

In re BearingPoint, Inc.	Case No. (Jointly Administered): Reporting Period:	09-10691 (REG) 31-Mar-09

	Federal Tax I.D. #:	22-3680505
Bank Account Information
(Amounts in $’s)

Legal Entity	Case Number	Bank Name / Account	Bank Balance

BearingPoint, LLC	09-10692 (REG)	TURKISH BANK; ACCOUNT # ***1029 (USD); IMPREST ACCOUNT: CYPRUS	46,359

BearingPoint, LLC	09-10692 (REG)	TURKISH BANK; ACCOUNT # ***1048 (TRY); IMPREST ACCOUNT: CYPRUS	(2)

BearingPoint, LLC	09-10692 (REG)	TURKISH BANK; ACCOUNT # ***2365 (EURO); IMPREST ACCOUNT: CYPRUS	5

BearingPoint, LLC	09-10692 (REG)	TURKIYE IS BANKASI A.S., ISTANBUL, TURKEY; ACCOUNT # *************8090; IMPREST ACCOUNT: TURKEY	—

BearingPoint, LLC	09-10692 (REG)	TURKIYE IS BANKASI A.S., ISTANBUL, TURKEY; ACCOUNT # *************8400; IMPREST ACCOUNT: TURKEY	—

BearingPoint, LLC	09-10692 (REG)	TURKIYE IS BANKASI A.S., ISTANBUL, TURKEY; ACCOUNT # *******1645 (USD); IMPREST ACCOUNT: TURKEY	779

BearingPoint, LLC	09-10692 (REG)	TURKIYE IS BANKASI A.S., ISTANBUL, TURKEY; ACCOUNT # ******0509 (USD); IMPREST ACCOUNT: TURKEY	—

BearingPoint, LLC	09-10692 (REG)	TURKIYE IS BANKASI A.S., ISTANBUL, TURKEY; ACCOUNT # ******4220 (TRY); IMPREST ACCOUNT: TURKEY	218

Note: All amounts listed are the Bank Balances as of the end of the month.

MOR-2

In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	31-Mar-09

	Federal Tax I.D. #:	22-3680505
Statements of Operations
(Amounts in 000’s)

			BearingPoint		BearingPoint
			Americas,	BearingPoint	International
Account	BearingPoint, Inc.	BearingPoint, LLC	Inc.	Global, Inc.	I, Inc.	BearingPoint USA, Inc.
Description	09-10691 (REG)	09-10692 (REG)	09-10693 (REG)	09-10696 (REG)	09-10698 (REG)	09-10705 (REG)

Revenue	$140,035	$0	$0	$0	$0	$0
Cost of Service:
Net Compensation — Client Service	74,517	0	0	0	0	0
Other Direct Contract Expenses	30,432	0	0	0	0	0
Lease and Facilities Restructuring Charge	60	0	0	0	0	0
Other Costs of Services	8,265	0	0	0	0	0

Total Cost of Service	113,274	0	0	0	0	0

Gross Margin	26,761	0	0	0	0	0
Selling, General, and Administration	49,362	0	0	0	0	0

Operating Income/(Loss)	(22,601)	0	0	0	0	0
Interest Income/(Expense), net	928	(66)	(72)	0	0	(924)
Other Income/(Expense), net	41,832	0	0	0	0	(1)
Reorganization Income/(Expense), net	(6,077)	0	0	0	0	0

Income/(Loss) Before Taxes	14,082	(66)	(72)	0	0	(925)
Benefit/(Provision) for Income Taxes	(2,950)	0	0	0	0	0

Net Income/(Loss) Before Affiliate Earnings/(Loss)	$11,132	$(66)	$(72)	$0	$0	$(925)

Refer to the accompanying Notes to the MOR.

MOR-2

In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	31-Mar-09

	Federal Tax I.D. #:	22-3680505
Statements of Operations
(Amounts in 000’s)

			BE New York			BearingPoint
			Holdings,			Technology
Account	OAD Acquisition Corp.	OAD Group, Inc.	Inc.	Metrius, Inc.	Softline Acquisition Corp.	Procurement Services, LLC
Description	09-10709 (REG)	09-10710 (REG)	09-10690 (REG)	09-10708 (REG)	09-10712 (REG)	09-10704 (REG)

Revenue	$0	$0	$0	$0	$0	$(56)
Cost of Service:
Net Compensation — Client Service	0	0	0	0	0	2
Other Direct Contract Expenses	0	0	0	0	0	(25)
Lease and Facilities Restructuring Charge	0	0	0	0	0	0
Other Costs of Services	0	0	0	0	0	21

Total Cost of Service	0	0	0	0	0	(2)

Gross Margin	0	0	0	0	0	(54)
Selling, General, and Administration	0	0	0	0	0	30

Operating Income/(Loss)	0	0	0	0	0	(84)
Interest Income/(Expense), net	0	36	0	10	(91)	212
Other Income/(Expense), net	0	0	(14)	0	0	0
Reorganization Income/(Expense), net	0	0	0	0	0	0

Income/(Loss) Before Taxes	0	36	(14)	10	(91)	128
Benefit/(Provision) for Income Taxes	0	0	0	0	0	0

Net Income/(Loss) Before Affiliate Earnings/(Loss)	$0	$36	$(14)	$10	$(91)	$128

Refer to the accompanying Notes to the MOR.

MOR-2

In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	31-Mar-09

	Federal Tax I.D. #:	22-3680505
Statements of Operations
(Amounts in 000’s)

		BearingPoint
	BearingPoint Israel,	Puerto Rico,		BearingPoint South Pacific,	BearingPoint Southeast
Account	LLC	LLC	BearingPoint Russia, LLC	LLC	Asia LLC	i2 Mid Atlantic LLC
Description	09-10699 (REG)	09-10700 (REG)	09-10701 (REG)	09-10702 (REG)	09-10703 (REG)	09-10706 (REG)

Revenue	$0	$0	$0	$0	$0	$0
Cost of Service:
Net Compensation — Client Service	0	106	0	0	0	0
Other Direct Contract Expenses	0	0	0	0	0	0
Lease and Facilities Restructuring Charge	0	0	0	0	0	0
Other Costs of Services	0	0	0	0	0	0

Total Cost of Service	0	106	0	0	0	0

Gross Margin	0	(106)	0	0	0	0
Selling, General, and Administration	0	21	0	0	0	0

Operating Income/(Loss)	0	(127)	0	0	0	0
Interest Income/(Expense), net	0	3	0	0	0	0
Other Income/(Expense), net	0	11	0	0	0	0
Reorganization Income/(Expense), net	0	0	0	0	0	0

Income/(Loss) Before Taxes	0	(113)	0	0	0	0
Benefit/(Provision) for Income Taxes	0	0	0	0	0	0

Net Income/(Loss) Before Affiliate Earnings/(Loss)	$0	$(113)	$0	$0	$0	$0

Refer to the accompanying Notes to the MOR.

MOR-2

In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	31-Mar-09

	Federal Tax I.D. #:	22-3680505
Statements of Operations
(Amounts in 000’s)

				BearingPoint Enterprise	BearingPoint Global	Softline Consulting &
Account	i2 Northwest LLC	Peloton Holdings, L.L.C.	BearingPoint BG, LLC	Holdings, LLC	Operations, Inc.	Integrators, Inc.
Description	09-10707 (REG)	09-10711 (REG)	09-10694 (REG)	09-10695 (REG)	09-10697 (REG)	09-10713 (REG)

Revenue	$0	$0	$0	$0	$0	$0
Cost of Service:
Net Compensation — Client Service	0	0	0	0	0	0
Other Direct Contract Expenses	0	0	0	0	0	0
Lease and Facilities Restructuring Charge	0	0	0	0	0	0
Other Costs of Services	0	0	0	0	0	0

Total Cost of Service	0	0	0	0	0	0

Gross Margin	0	0	0	0	0	0
Selling, General, and Administration	0	0	0	0	0	0

Operating Income/(Loss)	0	0	0	0	0	0
Interest Income/(Expense), net	0	0	0	0	0	0
Other Income/(Expense), net	0	0	0	0	0	0

Reorganization Income/(Expense), net	0	0	0	0	0	0
Income/(Loss) Before Taxes	0	0	0	0	0	0
Benefit/(Provision) for Income Taxes	0	0	0	0	0	0

Net Income/(Loss) Before Affiliate Earnings/(Loss)	$0	$0	$0	$0	$0	$0

Refer to the accompanying Notes to the MOR.

MOR-3
In re BearingPoint,Inc.

Case No. (Jointly Administered):	09-10691 (REG)
Reporting Period:	31-Mar-09

Federal Tax I.D. #:	22-3680505
Balance Sheets
(Amounts in 000’s)

			BearingPoint Americas,		BearingPoint
Account	BearingPoint, Inc.	BearingPoint, LLC	Inc.	BearingPoint Global, Inc.	International I, Inc.	BearingPoint USA, Inc.	OAD Acquisition Corp.	OAD Group, Inc.
Description	09-10691 (REG)	09-10692 (REG)	09-10693 (REG)	09-10696 (REG)	09-10698 (REG)	09-10705 (REG)	09-10709 (REG)	09-10710 (REG)

ASSETS
Current Assets:
Cash and Cash Equivalents	$99,571	$0	$0	$0	$0	$0	$0	$0
Restricted Cash Accounts	159	0	0	0	0	0	0	0
Net A/R	130,644	0	0	0	0	10	0	(53)
Unbilled Revenues	163,469	0	0	0	0	0	0	0
Income Taxes	(18,946)	0	0	0	0	0	0	0
Deferred Tax Assets — Current	(18,612)	0	0	0	0	0	0	0
Prepaid Expenses	14,679	0	0	0	0	0	0	0
Other Current Assets	8,613	0	0	0	0	6	0	0
Inter Entity Receivables Current	981,234	160,766	3,986	0	144,440	22,850	1,117	43,821

Total Current Assets	1,360,811	160,766	3,986	0	144,440	22,866	1,117	43,768

Property and Equipment, net	81,205	0	0	0	0	0	0	0
Goodwill	(41,763)	0	0	0	0	60,350	0	0
Deferred Tax Assets	7,286	0	0	0	0	0	0	0
Other Noncurrent Assets	28,635	0	0	0	0	0	866	0
Inter Entity Loans Non-Current Rec	96,082	0	0	0	59,900	0	0	0
Inter Entity Investment in Sub	(305,221)	(155,211)	(25,804)	(4,527)	(51,608)	0	(2,952)	0

Total Assets	$1,227,035	$5,555	$(21,818)	$(4,527)	$152,732	$83,216	$(969)	$43,768

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities:
Notes Payable Current	$0	$0	$0	$0	$0	$0	$0	$0
Accounts Payable	64,077	0	0	0	0	0	0	0
Accrued Payroll & Empl Benefits	147,794	0	0	0	0	(77)	0	190
Deferred Revenue	29,487	0	0	0	0	0	0	0
Corporate Income Tax Payable	3,763	0	0	0	0	(7,502)	0	671
Current Portion of Accrued Lease & Facilities Charge	2,291	0	0	0	0	0	0	0
Deferred Income Taxes	(3,592)	0	0	0	0	0	0	0
Legal Liabilities	0	0	0	0	0	0	0	0
Other Current Liabilities	16,265	0	0	0	0	66	0	27
Inter Entity Liability Current	550,568	134,365	17,309	0	204,351	11,164	875	36,474

Total Current Liabilities	810,653	134,365	17,309	0	204,351	3,651	875	37,362

Liabilities Subject to Compromise	1,125,861	0	0	0	0	0	0	0

Notes Payable Less Current Portion	0	0	0	0	0	0	0	0
Pension Liability	16,414	0	0	0	0	0	0	0
Occupancy Charge, less Current Portion	508	0	0	0	0	0	0	0
Deferred Income Taxes, less Current Portion	9,730	0	0	0	0	0	0	0
Income Tax Reserve	241,248	0	0	0	0	0	0	0
Other Liabilities	36,888	0	0	0	0	0	0	0
Inter Entity Loans Non-Current Payable	1,124	0	0	0	0	59,900	0	0

Total Liabilit ies	2,242,426	134,365	17,309	0	204,351	63,551	875	37,362

Stockholders’ Deficit:
Common Stock	2,244	6,051	0	0	0	0	0	0
Additional Paid In Capital	1,459,449	57,788	3,877	0	0	4,797	9,178	0
Accumulated Deficit	(2,345,805)	(192,649)	(46,990)	(3,263)	(51,619)	14,868	(11,022)	6,406
Other Comprehensive Income	(93,003)	0	3,986	(1,264)	0	0	0	0
Notes Receivable from Stockholders	0	0	0	0	0	0	0	0
Treasury Stock	(38,276)	0	0	0	0	0	0	0
Deferred Compensation	0	0	0	0	0	0	0	0

Total Stockholders’ Deficit	(1,015,391)	(128,810)	(39,127)	(4,527)	(51,619)	19,665	(1,844)	6,406

Total Liabilities & Stockholders’ Deficit	$1,227,035	$5,555	$(21,818)	$(4,527)	$152,732	$83,216	$(969)	$43,768

Refer to the accompanying Notes to the MOR.

MOR-3
In re BearingPoint,Inc.

Case No. (Jointly Administered):	09-10691 (REG)
Reporting Period:	31-Mar-09

Federal Tax I.D. #:	22-3680505
Balance Sheets
(Amounts in 000’s)

				BearingPoint Technology
	BE New York Holdings,			Procurement Services,		BearingPoint Puerto Rico,		BearingPoint South
Account	Inc.	Metrius, Inc.	Softline Acquisition Corp.	LLC	BearingPoint Israel, LLC	LLC	BearingPoint Russia, LLC	Pacific, LLC
Description	09-10690 (REG)	09-10708 (REG)	09-10712 (REG)	09-10704 (REG)	09-10699 (REG)	09-10700 (REG)	09-10701 (REG)	09-10702 (REG)

ASSETS
Current Assets:
Cash and Cash Equivalents	$0	$0	$7	$(2)	$0	$54	$0	$0
Restricted Cash Accounts	0	0	0	0	0	0	0	0
Net A/R	0	0	0	9	0	0	0	0
Unbilled Revenues	0	0	0	17	0	0	0	0
Income Taxes	0	0	0	0	0	0	0	0
Deferred Tax Assets — Current	0	0	0	0	0	0	0	0
Prepaid Expenses	0	0	0	0	0	103	0	0
Other Current Assets	0	0	0	(18)	0	1	0	0
Inter Entity Receivables Current	0	2,383	13,990	193,219	0	1,318	0	0

Total Current Assets	0	2,383	13,997	193,225	0	1,476	0	0

Property and Equipment, net	0	0	0	(56)	0	0	0	0
Goodwill	0	4,700	0	0	0	0	0	0
Deferred Tax Assets	0	0	0	0	0	697	0	0
Other Noncurrent Assets	0	0	0	0	0	0	0	0
Inter Entity Loans Non-Current Rec	0	0	0	0	0	0	0	0
Inter Entity Investment in Sub	8,815	0	0	0	(7,433)	0	0	(185)

Total Assets	$8,815	$7,083	$13,997	$193,169	$(7,433)	$2,173	$0	$(185)

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities:
Notes Payable Current	$0	$0	$0	$0	$0	$0	$0	$0
Accounts Payable	0	0	0	1,050	0	0	0	0
Accrued Payroll & Empl Benefits	0	0	0	519	0	827	0	0
Deferred Revenue	0	0	0	0	0	0	0	0
Corporate Income Tax Payable	0	0	0	(42)	0	536	0	0
Current Portion of Accrued Lease & Facilities Charge	0	0	0	0	0	0	0	0
Deferred Income Taxes	0	0	0	0	0	0	0	0
Legal Liabilities	0	0	0	0	0	0	0	0
Other Current Liabilities	0	26	109	(71)	0	0	0	0
Inter Entity Liability Current	140	16,284	138,760	127,605	0	1,104	0	0

Total Current Liabilities	140	16,310	138,869	129,061	0	2,467	0	0

Liabilities Subject to Compromise	0	0	0	18	0	0	0	0

Notes Payable Less Current Portion	0	0	0	0	0	0	0	0
Pension Liability	0	0	0	4	0	0	0	0
Occupancy Charge, less Current Portion	0	0	0	0	0	0	0	0
Deferred Income Taxes, less Current Portion	0	0	0	0	0	0	0	0
Income Tax Reserve	0	0	0	0	0	0	0	0
Other Liabilities	0	0	0	2	0	0	0	0
Inter Entity Loans Non-Current Payable	0	0	0	0	0	0	0	0

Total Liabilit ies	140	16,310	138,869	129,085	0	2,467	0	0

Stockholders’ Deficit:
Common Stock	0	0	0	0	0	0	0	0
Additional Paid In Capital	0	0	(17,958)	0	0	0	0	0
Accumulated Deficit	8,675	(9,227)	(106,914)	64,084	(7,433)	(294)	0	(185)
Other Comprehensive Income	0	0	0	0	0	0	0	0
Notes Receivable from Stockholders	0	0	0	0	0	0	0	0
Treasury Stock	0	0	0	0	0	0	0	0
Deferred Compensation	0	0	0	0	0	0	0	0

Total Stockholders’ Deficit	8,675	(9,227)	(124,872)	64,084	(7,433)	(294)	0	(185)

Total Liabilities & Stockholders’ Deficit	$8,815	$7,083	$13,997	$193,169	$(7,433)	$2,173	$0	$(185)

Refer to the accompanying Notes to the MOR.

MOR-3
In re BearingPoint, Inc.

Case No. (Jointly Administered):	09-10691 (REG)
Reporting Period:	31-Mar-09

Federal Tax I.D. #:	22-3680505
Balance Sheets
(Amounts in 000’s)

	BearingPoint Southeast					BearingPoint Enterprise	BearingPoint Global	Softline Consulting &
Account	Asia LLC	i2 Mid Atlantic LLC	i2 Northwest LLC	Peloton Holdings, L.L.C.	BearingPoint BG, LLC	Holdings, LLC	Operations, Inc.	Integrators, Inc.
Description	09-10703 (REG)	09-10706 (REG)	09-10707 (REG)	09-10711 (REG)	09-10694 (REG)	09-10695 (REG)	09-10697 (REG)	09-10713 (REG)

ASSETS
Current Assets:
Cash and Cash Equivalents	$0	$0	$0	$1	$0	$0	$0	$0
Restricted Cash Accounts	0	0	0	0	0	0	0	0
Net A/R	0	0	0	0	0	0	0	0
Unbilled Revenues	0	0	0	0	0	0	0	0
Income Taxes	0	0	0	0	0	0	0	0
Deferred Tax Assets — Current	0	0	0	0	0	0	0	0
Prepaid Expenses	0	0	0	0	0	0	0	0
Other Current Assets	0	0	0	0	0	0	0	0
Inter Entity Receivables Current	0	0	0	0	0	0	0	0

Total Current Assets	0	0	0	1	0	0	0	0

Property and Equipment, net	0	0	0	0	0	0	0	0
Goodwill	0	0	0	0	0	0	0	0
Deferred Tax Assets	0	0	0	0	0	0	0	0
Other Noncurrent Assets	0	0	0	0	0	0	0	0
Inter Entity Loans Non-Current Rec	0	0	0	0	0	0	0	0
Inter Entity Investment in Sub	(4,406)	0	0	(1,608)	0	0	0	0

Total Assets	$(4,406)	$0	$0	$(1,607)	$0	$0	$0	$0

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities:
Notes Payable Current	$0	$0	$0	$0	$0	$0	$0	$0
Accounts Payable	0	0	0	0	0	0	0	0
Accrued Payroll & Empl Benefits	0	0	0	0	0	0	0	0
Deferred Revenue	0	0	0	0	0	0	0	0
Corporate Income Tax Payable	0	0	0	0	0	0	0	0
Current Portion of Accrued Lease & Facilities Charge	0	0	0	0	0	0	0	0
Deferred Income Taxes	0	0	0	0	0	0	0	0
Legal Liabilities	0	0	0	0	0	0	0	0
Other Current Liabilities	0	0	0	0	0	0	0	0
Inter Entity Liability Current	0	1,209	7,714	0	0	0	0	0

Total Current Liabilities	0	1,209	7,714	0	0	0	0	0

Liabilities Subject to Compromise	0	0	0	0	0	0	0	0

Notes Payable Less Current Portion		0	0	0	0	0	0	0
Pension Liability	0	0	0	0	0	0	0	0
Occupancy Charge, less Current Portion	0	0	0	0	0	0	0	0
Deferred Income Taxes, less Current Portion	0	0	0	0	0	0	0	0
Income Tax Reserve	0	0	0	0	0	0	0	0
Other Liabilities	0	0	0	0	0	0	0	0
Inter Entity Loans Non-Current Payable	0	0	0	0	0	0	0	0

Total Liabilities	0	1,209	7,714	0	0	0	0	0

Stockholders’ Deficit:
Common Stock	0	0	0	0	0	0	0	0
Additional Paid In Capital	0	0	0	1	0	0	0	0
Accumulated Deficit	(4,406)	(1,209)	(7,714)	(1,608)	0	0	0	0
Other Comprehensive Income	0	0	0	0	0	0	0	0
Notes Receivable from Stockholders	0	0	0	0	0	0	0	0
Treasury Stock	0	0	0	0	0	0	0	0
Deferred Compensation	0	0	0	0	0	0	0	0

Total Stockholders’ Deficit	(4,406)	(1,209)	(7,714)	(1,607)	0	0	0	0

Total Liabilities & Stockholders’ Deficit	$(4,406)	$0	$0	$(1,607)	$0	$0	$0	$0

Refer to the accompanying Notes to the MOR.

MOR-4
In re BearingPoint, Inc.

Case No. (Jointly Administered):	09-10691 (REG)
Reporting Period:	31-Mar-09

Federal Tax I.D. #:	22-3680505
Status of Post-petition Taxes
(Amounts in $’s)

	Beginning	Amount		Ending
	Tax	Withheld or	Amount	Tax
Post-petition Taxes	Liability	Accrued	Paid	Liability

Payroll Taxes — Federal	$(147,731)	$(24,154,059)	$23,699,999	$(601,791)
Payroll Taxes — State	$(98,331)	$(3,327,811)	$3,194,152	$(231,990)
Payroll Taxes — Local	$723	$(115,567)	$119,855	$5,011
Payroll Taxes — Other	$(1,928)	$(4,908)	$0	$(6,836)
Real Estate and Personal Property	$0	$0	$0	$0
Sales and Use	$(21,898)	$(68,056)	$0	$(89,954)
Other	$(70,833)	$(141,667)	$0	$(212,500)

Total Taxes	$(339,998)	$(27,812,068)	$27,014,006	$(1,138,060)

MOR-7

In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	31-Mar-09

	Federal Tax I.D. #:	22-3680505
Debtor Questionnaire

Must be completed each month. If the answer to any of the questions is “Yes”,
	provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No	Explanation

1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?	X		(A)
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?	X		(B)
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the Debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X		(C)
7	Are any post-petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post-petition payroll taxes past due?		X
9	Are any post-petition State or Federal income taxes past due?		X
10	Are any post-petition real estate taxes past due?		X
11	Are any other post-petition taxes past due?	X		(D)
12	Have any pre-petition taxes been paid during this reporting period?	X		(E)
13	Are any amounts owed to post-petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post-petition loans been received by the Debtor from any party?	X		(F)
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

(A): No Debtor entity disbursed funds on behalf of a non-debtor entity. However, funds were disbursed out of non-debtor entities during the respective time period. Due to the volume of transactions, support shall be furnished upon request.
(B): Delinquent returns relate to state Business Licenses. Due to the uncertainty of our entity structure for the remainder of 2009, tax returns have been delayed. The Debtor has been in communication with the local government and has received a verbal extension through May 15th. Resolution is expected by the end of May 2009.
(C): Pre-petition payments made during the respective period were based upon approval by the U.S. Bankruptcy Court. Due to the volume of transactions, support shall be furnished upon request.
(D): Certain payments were not filed in a timely manner in the initial period immediately following the Chapter 11 filing due to coordination of processing disbursements through accounts payable. This process has since been refined and rectified.
(E): Pre-petition payments made during the respective period consisted of various payroll related taxes, which were approved by the U.S. Bankruptcy Court. Due to the volume of transactions, support shall be furnished upon request.
(F): Post-petition loans received by the Debtor consist of intercompany activities between the Debtor and non-debtor. Due to the volume of transactions, support shall be furnished upon request.